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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 10, 2000



                                    UST Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-17506               06-1193986
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)




100 West Putnam Avenue, Greenwich, Connecticut                      06830
   (Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number, including area code (203) 661-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On August 11, 2000, Registrant issued a press release announcing that the federal district court in the action styled Conwood Company L.P., et al. v. United States Tobacco Company, et al., Case No. 5:98CV-108-R (W.D.KY) ("Conwood") ruled on a number of the post-trial motions then before it. A copy of Registrant's press release and the orders issued by the Court are attached hereto as Exhibit 99.1 and 99.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.    EXHIBIT
-----------    -------
99.1           Registrant's press release dated August 11, 2000.

99.2           A copy of the orders issued on August 10, 2000 in Conwood Company
               L.P., et al. v. United States Tobacco Company, et al.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2000



                                   UST INC.


                                   By: /s/ Debra  A. Baker
                                       ---------------------------------------
                                   Name:   Debra A. Baker
                                   Title:  Senior Vice President and Secretary




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INDEX TO EXHIBITS




      Exhibit No.        Exhibit
      -----------        -------
         99.1            UST Inc.'s press release dated August 11, 2000.

         99.2 A copy of the orders issued on August 10, 2000 in Conwood Company L.P., et al. v. United States Tobacco
                         Company,et al.




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